Quarterly Holdings Report
for
Fidelity Freedom® Index 2035 Fund
June 30, 2024
FRX-X35-NPRT1-0824
1.906848.114
Domestic Equity Funds - 41.9%
	Shares	Value ($)
Fidelity Series Total Market Index Fund (a) (Cost $5,598,497,259)	500,143,744	8,897,557,206

International Equity Funds - 28.0%
	Shares	Value ($)
Fidelity Series Global ex U.S. Index Fund (a) (Cost $5,209,194,015)	406,355,151	5,953,102,956

Bond Funds - 29.3%
	Shares	Value ($)
Fidelity Series Bond Index Fund (a)	483,207,674	4,281,219,990
Fidelity Series International Developed Markets Bond Index Fund (a)	103,596,516	885,750,216
Fidelity Series Long-Term Treasury Bond Index Fund (a)	190,289,588	1,044,689,836
TOTAL BOND FUNDS (Cost $6,894,658,244)		6,211,660,042

Inflation-Protected Bond Funds - 0.8%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (a) (Cost $168,756,706)	22,294,596	170,107,764

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $17,871,106,224)	21,232,427,968
NET OTHER ASSETS (LIABILITIES) - 0.0%	(1,339,748)
NET ASSETS - 100.0%	21,231,088,220

Legend

(a)	Affiliated Fund

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	14,668	491,788	506,456	249	-	-	-	0.0%
Total	14,668	491,788	506,456	249	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	125,433,271	45,291,975	1,744,149	49,651	(15,720)	1,142,387	170,107,764
Fidelity Series Bond Index Fund	4,079,642,799	299,045,812	66,957,652	37,465,593	(117,327)	(30,393,642)	4,281,219,990
Fidelity Series Global ex U.S. Index Fund	5,872,563,793	230,186,576	205,952,328	-	(11,665,398)	67,970,313	5,953,102,956
Fidelity Series International Developed Markets Bond Index Fund	844,383,632	71,213,973	12,602,811	9,909,872	(129,812)	(17,114,766)	885,750,216
Fidelity Series Long-Term Treasury Bond Index Fund	1,020,259,309	63,739,649	15,474,243	9,119,277	(226,047)	(23,608,832)	1,044,689,836
Fidelity Series Total Market Index Fund	8,816,991,034	250,709,865	440,633,063	17,931,968	52,908,963	217,580,407	8,897,557,206
	20,759,273,838	960,187,850	743,364,246	74,476,361	40,754,659	215,575,867	21,232,427,968

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.